The Bond Fund of America, Inc.
                              333 South Hope Street
                       Los Angeles, California 90071-1406
                              Phone (213) 486 9200

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                                 (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $683,482
------------------ --------------------------------
------------------ --------------------------------
Class B            $51,745
------------------ --------------------------------
------------------ --------------------------------
Class C            $37,239
------------------ --------------------------------
------------------ --------------------------------
Class F            $17,193
------------------ --------------------------------
------------------ --------------------------------
Total              $789,659
------------------ --------------------------------
------------------ --------------------------------
Class 529-A        $6,705
------------------ --------------------------------
------------------ --------------------------------
Class 529-B        $1,568
------------------ --------------------------------
------------------ --------------------------------
Class 529-C        $2,641
------------------ --------------------------------
------------------ --------------------------------
Class 529-E        $375
------------------ --------------------------------
------------------ --------------------------------
Class 529-F        $135
------------------ --------------------------------
------------------ --------------------------------
Class R-1          $297
------------------ --------------------------------
------------------ --------------------------------
Class R-2          $6,883
------------------ --------------------------------
------------------ --------------------------------
Class R-3          $6,674
------------------ --------------------------------
------------------ --------------------------------
Class R-4          $2,053
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $5,849
------------------ --------------------------------
------------------ --------------------------------
Total              $33,180
------------------ --------------------------------

Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.6290
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.5294
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.5191
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.6223
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          $0.6227
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B          $0.5024
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C          $0.5040
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          $0.5748
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          $0.6082
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            $0.5173
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            $0.5224
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $0.5742
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $0.6240
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.6664
-------------------- -------------------------------------------



Item 74U1 and 74U2
------------------
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                                 (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            1,159,300
------------------ ----------------------------------
------------------ ----------------------------------
Class B            102,150
------------------ ----------------------------------
------------------ ----------------------------------
Class C            82,286
------------------ ----------------------------------
------------------ ----------------------------------
Class F            35,649
------------------ ----------------------------------
------------------ ----------------------------------
Total              1,379,385
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A        13,728
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B        3,622
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C        6,313
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        785
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        309
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          766
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          17,427
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          15,589
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          5,637
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          9,338
------------------ ----------------------------------
------------------ ----------------------------------
Total              73,514
------------------ ----------------------------------

Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                                 Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $13.65
----------------------- -------------------------
----------------------- -------------------------
Class B                 $13.65
----------------------- -------------------------
----------------------- -------------------------
Class C                 $13.65
----------------------- -------------------------
----------------------- -------------------------
Class F                 $13.65
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $13.65
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $13.65
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $13.65
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $13.65
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $13.65
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $13.65
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $13.65
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $13.65
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $13.65
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $13.65
----------------------- -------------------------